Quarterly Financial Supplement ——————————— Fourth Quarter 2025 The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. Exhibit 99.2

Financial Results Financial Highlights 3 Consolidated Statements of Operations (GAAP) 4 Adjusted Net Earnings - Management View 5 Adjusted Net Earnings - Significant Income and Expense Items 6 Adjusted Return on Assets 7 Assets Under Management Rollforward and Average Assets Under Management 8 Interest and Investment Income and Yield 8 Consolidated Balance Sheets (GAAP) 9 Capitalization 10 Return on Equity Attributable to Common Shareholders 10 Investment Summary Summary of Invested Assets by Asset Class 11 Credit Quality of Fixed Maturity Securities, Asset-Backed Securities and Collateral Loan Obligations and Loan-Backed Private Originations 12 Product Summary GAAP Net Reserve Summary 13 Annuity Account Balance Rollforward 13 Annuity Liability Characteristics 14 Top 5 Reinsurers 14 Additional Information Ratings Overview 15 Shareholder Information 16 Non-GAAP Reconciliations 17 Non-GAAP Measures Definitions 21 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 2

Financial Highlights Three months ended Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 SELECTED CONSOLIDATED STATEMENT OF OPERATIONS DATA Net earnings (loss) attributable to F&G $ 128 $ 118 $ 40 $ (21) $ 327 $ 265 $ 639 Net earnings (loss) attributable to common shareholders 124 114 35 (25) 323 248 622 Net earnings (loss) attributable to common shareholders per diluted share ² 0.92 0.85 0.26 (0.20) 2.50 1.88 4.88 Weighted-average diluted shares outstanding (in millions) 139 139 134 126 131 132 131 RELATED NON-GAAP MEASURES ¹ Adjusted net earnings attributable to common shareholders 123 165 103 91 143 482 546 Adjusted net earnings attributable to common shareholders per diluted share ² 0.91 1.22 0.77 0.72 1.12 3.64 4.30 Adjusted weighted-average diluted shares outstanding (in millions) 139 139 134 132 131 137 131 Adjusted return on assets attributable to common shareholders 0.87% 0.87% 0.71% 0.68% 1.06% 0.87% 1.06 % Adjusted return on average common shareholder equity, excluding AOCI 8.2% 8.8% 8.8% 9.7% 10.3% 8.2% 10.3 % SELECTED CONSOLIDATED BALANCE SHEET DATA Total assets 98,430 96,137 91,816 88,007 84,931 98,430 84,931 Total liabilities 93,513 91,197 87,259 83,522 80,855 93,513 80,855 Total equity 4,917 4,940 4,557 4,485 4,076 4,917 4,076 Total equity, excluding AOCI 6,405 6,316 6,227 6,219 5,999 6,405 5,999 Common shares outstanding (in millions) 136 135 135 135 127 136 127 RELATED NON-GAAP MEASURES ¹ Total F&G equity attributable to common shareholders, excluding AOCI 6,042 5,950 5,858 5,847 5,624 6,042 5,624 Book value per common share 33.49 33.88 31.02 30.47 29.14 33.49 29.14 Book value per common share, excluding AOCI 44.43 44.07 43.39 43.31 44.28 44.43 44.28 Assets under management ("AUM") 57,574 56,647 55,565 54,546 53,817 57,574 53,817 Average assets under management ("AAUM") YTD 55,384 54,870 54,521 53,877 51,574 55,384 51,574 AUM before flow reinsurance 73,090 71,430 69,161 67,398 65,274 73,090 65,274 SALES ¹ Indexed annuities ("FIA/RILA") $ 1,876 $ 1,665 $ 1,701 $ 1,461 $ 1,797 $ 6,703 $ 6,729 Indexed universal life ("IUL") 53 41 53 43 41 190 166 Pension risk transfer ("PRT") 832 538 445 311 983 2,126 2,242 Subtotal: Core sales 2,761 2,244 2,199 1,815 2,821 9,019 9,137 Fixed rate annuities ("MYGA") 356 969 1,907 562 648 3,794 5,105 Funding agreements ("FABN/FHLB") 275 1,025 — 525 — 1,825 1,020 Subtotal: Opportunistic sales ³ 631 1,994 1,907 1,087 648 5,619 6,125 Gross sales 3,392 4,238 4,106 2,902 3,469 14,638 15,262 Sales attributable to flow reinsurance to third parties ⁴ (1,088) (1,438) (1,362) (721) (1,031) (4,609) (4,691) Net sales $ 2,304 $ 2,800 $ 2,744 $ 2,181 $ 2,438 $ 10,029 $ 10,571 ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² For time periods when preferred stock is dilutive, the weighted average number of diluted shares includes assumed issuance of common shares upon conversion of the preferred stock; additionally, the preferred stock dividends are not deducted from net earnings (loss) or adjusted net earnings (loss). ³ Opportunistic sales volumes fluctuate quarter to quarter depending on economics and market opportunity as we prioritize allocating capital to the highest return opportunities. ⁴ Sales attributable to flow reinsurance to third parties includes the reinsurance sidecar. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 3

Consolidated Statements of Operations (GAAP) Three months ended Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Revenues Life insurance premiums and other fees $ 987 $ 711 $ 608 $ 489 $ 1,149 $ 2,795 $ 2,860 Interest and investment income 741 748 682 666 707 2,837 2,719 Owned distribution revenues 26 24 23 16 20 89 81 Recognized gains and (losses), net 11 211 51 (263) (317) 10 84 Total revenues 1,765 1,694 1,364 908 1,559 5,731 5,744 Benefits and expenses Benefits and other changes in policy reserves 1,265 1,181 993 524 927 3,963 3,791 Market risk benefit losses (gains) 19 43 (4) 109 (105) 167 (25) Depreciation and amortization 174 180 158 153 152 665 569 Personnel costs 70 79 77 67 81 293 296 Other operating expenses 35 38 42 41 54 156 203 Interest expense 41 42 41 40 38 164 132 Total benefits and expenses 1,604 1,563 1,307 934 1,147 5,408 4,966 Earnings (loss) before income taxes 161 131 57 (26) 412 323 778 Income tax expense (benefit) 31 11 15 (5) 85 52 136 Net earnings (loss) 130 120 42 (21) 327 271 642 Less: Non-controlling interests 2 2 2 — — 6 3 Net earnings (loss) attributable to F&G 128 118 40 (21) 327 265 639 Less: Preferred stock dividend 4 4 5 4 4 17 17 Net earnings (loss) attributable to F&G common shareholders $ 124 $ 114 $ 35 $ (25) $ 323 $ 248 $ 622 Net earnings (loss) attributable to F&G common shareholders per common share Basic $ 0.93 $ 0.86 $ 0.26 $ (0.20) $ 2.58 $ 1.89 $ 4.98 Diluted $ 0.92 $ 0.85 $ 0.26 $ (0.20) $ 2.50 $ 1.88 $ 4.88 Weighted average common shares used in computing net earnings (loss) per common share Basic 133 133 133 126 125 131 125 Diluted 139 139 134 126 131 132 131 . F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 4

Adjusted Net Earnings - Management View ¹ Three months ended Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Interest and investment income - fixed income and other $ 535 $ 529 $ 518 $ 509 $ 513 $ 2,091 $ 1,995 Interest and investment income - alternatives (including short term mark- to-market) 197 184 148 137 160 666 589 Interest and investment income - variable 7 24 6 19 19 56 59 Adjusted interest and investment income 739 737 672 665 692 2,813 2,643 Cost of funds ² (480) (439) (426) (428) (400) (1,773) (1,528) Product margin 259 298 246 237 292 1,040 1,115 Flow reinsurance fee income ² 15 14 14 13 13 56 41 Owned distribution margin 13 13 14 7 12 47 46 Operating expenses (89) (90) (91) (96) (95) (366) (389) Interest expense (41) (42) (41) (41) (38) (165) (135) Income tax (expense) benefit (30) (24) (34) (25) (37) (113) (115) Adjusted net earnings 127 169 108 95 147 499 563 Less: Preferred stock dividend 4 4 5 4 4 17 17 Adjusted net earnings attributable to common shareholders $ 123 $ 165 $ 103 $ 91 $ 143 $ 482 $ 546 Adjusted net earnings per common share Diluted $ 0.91 $ 1.22 $ 0.77 $ 0.72 $ 1.12 $ 3.64 $ 4.30 Weighted average common shares used in computing adjusted net earnings per common share Diluted 139 139 134 132 131 137 131 ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² Periods prior to March 31, 2025 have been recast to reflect updated definitions for cost of funds and flow reinsurance fee income to better align amortization and reimbursement of acquisition costs. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 5

Adjusted Net Earnings - Significant Income and Expense Items ¹ ² Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes. Three months ended December 31, 2025 Adjusted net earnings of $123 million for the three months ended December 31, 2025. Investment income from alternative investments was $65 million below management's long-term expected return of approximately 10%. September 30, 2025 Adjusted net earnings of $165 million for the three months ended September 30, 2025 included income from $10 million tax valuation allowance benefit and $4 million of actuarial reserve release. Investment income from alternative investments was $67 million below management's long-term expected return of approximately 10%. June 30, 2025 Adjusted net earnings of $103 million for the three months ended June 30, 2025. Investment income from alternative investments was $83 million below management's long-term expected return of approximately 10%. March 31, 2025 Adjusted net earnings of $91 million for the three months ended March 31, 2025 included income from a $16 million reinsurance true-up adjustment. Investment income from alternative investments was $63 million below management’s long-term expected return of approximately 10%. December 31, 2024 Adjusted net earnings of $143 million for the three months ended December 31, 2024 included income from $7 million of actuarial model refinements and other items. Investment income from alternative investments was $32 million below management’s long-term expected return of approximately 10%. Year ended December 31, 2025 Adjusted net earnings of $482 million for the year ended December 31, 2025 included income from a $16 million reinsurance true-up adjustment, $10 million tax valuation allowance benefit, and $4 million of actuarial reserve release. Investment income from alternative investments was $278 million below management’s long-term expected return of approximately 10%. December 31, 2024 Adjusted net earnings of $546 million for the year ended December 31, 2024 included expense from $30 million of actuarial model updates and refinements; partially offset by income from a $14 million tax valuation allowance and $6 million of other income items. Investment income from alternative investments was $145 million below management’s long-term expected return of approximately 10%. ¹ Refer to Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders on page 17 and Adjusted Net Earnings - Management View on page 5. ² Periods prior to March 31, 2025 have been recast to remove CLO redemption and bond prepayment income from significant income and expense items. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 6

Adjusted Return on Assets ¹ Annualized year to date December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Adjusted interest and investment income $ 2,813 $ 2,765 $ 2,674 $ 2,660 $ 2,643 Cost of funds ² (1,773) (1,724) (1,708) (1,712) (1,528) Product margin 1,040 1,041 966 948 1,115 Flow reinsurance fee income ² 56 55 54 52 41 Owned distribution margin 47 45 42 28 46 Expenses (operating, interest and taxes) (644) (645) (656) (648) (639) Adjusted net earnings $ 499 $ 496 $ 406 $ 380 $ 563 Less: Preferred stock dividend 17 17 18 16 17 Adjusted net earnings attributable to common shareholders (A) $ 482 $ 479 $ 388 $ 364 $ 546 AAUM YTD (B) 55,384 54,870 54,521 53,877 51,574 December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Adjusted interest and investment income 5.08% 5.04% 4.90% 4.94% 5.12 % Cost of funds ² (3.20) % (3.14) % (3.13) % (3.18) % (2.96) % Product margin 1.88% 1.90% 1.77% 1.76% 2.16 % Flow reinsurance fee income ² 0.10% 0.10% 0.10% 0.10% 0.08 % Owned distribution margin 0.08% 0.08% 0.08% 0.05% 0.09 % Expenses (operating, interest and taxes) (1.16) % (1.18) % (1.21) % (1.20) % (1.24) % Adjusted return on assets 0.90% 0.90% 0.74% 0.71% 1.09 % Less: Preferred stock dividend 0.03% 0.03% 0.03% 0.03% 0.03 % Adjusted return on assets attributable to common shareholders (A/B) 0.87% 0.87% 0.71% 0.68% 1.06% ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² Periods prior to March 31, 2025 have been recast to reflect updated definitions for cost of funds and flow reinsurance fee income to better align amortization and reimbursement of acquisition costs. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 7

Assets Under Management Rollforward and Average Assets Under Management ¹ Three months ended Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 AUM at beginning of period $ 56,647 $ 55,565 $ 54,546 $ 53,817 $ 52,464 $ 53,817 $ 49,103 Net new business asset flows 1,660 2,269 1,763 1,790 2,270 7,482 9,169 Net flow reinsurance to third parties (733) (1,187) (744) (1,395) (1,046) (4,059) (4,631) Net capital transaction proceeds (disbursements) — — — 334 129 334 176 AUM at end of period $ 57,574 $ 56,647 $ 55,565 $ 54,546 $ 53,817 $ 57,574 $ 53,817 AAUM YTD $ 55,384 $ 54,870 $ 54,521 $ 53,877 $ 51,574 $ 55,384 $ 51,574 AUM before flow reinsurance $ 73,090 $ 71,430 $ 69,161 $ 67,398 $ 65,274 $ 73,090 $ 65,274 Interest and Investment Income and Yield ¹ Three months ended Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Adjusted interest and investment income ² $ 739 $ 737 $ 672 $ 665 $ 692 $ 2,813 $ 2,643 AAUM QTD 56,986 55,654 55,170 53,877 53,307 55,384 51,574 Yield on AAUM 5.19% 5.29% 4.87% 4.94% 5.19% 5.08% 5.12 % Less: Alternatives investment income (including short term mark-to- market) ³ 197 184 148 137 160 666 589 Less: Variable investment income ⁴ 7 24 6 19 19 56 59 Fixed income and other net investment income ² ⁵ $ 535 $ 529 $ 518 $ 509 $ 513 $ 2,091 $ 1,995 AAUM QTD, excluding alternative investments 45,983 45,139 45,259 44,971 44,739 45,306 43,305 Yield on AAUM, excluding alternative investments and variable investment income 4.65% 4.68% 4.58% 4.53% 4.59% 4.61% 4.61% ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. ² Reflects interest and investment income on an adjusted net earnings basis. ³ Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and asset-backed lending and direct lending securitizations classified as fixed maturity securities. ⁴ Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income. ⁵ Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 8

Consolidated Balance Sheets (GAAP) Assets December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Investments Fixed maturity securities available for sale, at fair value, (amortized cost of $55,292), net of allowance for credit losses of $104 at December 31, 2025 $ 52,700 $ 51,601 $ 50,193 $ 47,909 $ 46,317 Equity securities, at fair value 341 352 341 354 415 Derivative investments 1,148 1,222 931 702 792 Mortgage loans, net of allowance for credit losses of $86 at December 31, 2025 7,891 7,391 6,940 6,366 5,926 Investments in unconsolidated affiliates (certain investments at fair value of $270 at December 31, 2025) 4,878 4,731 4,301 4,127 3,565 Other long-term investments 1,294 1,022 998 587 580 Policy loans 147 136 125 115 104 Short-term investments 1,043 910 760 549 2,410 Total investments $ 69,442 $ 67,365 $ 64,589 $ 60,709 $ 60,109 Cash and cash equivalents 1,486 2,189 1,884 3,293 2,264 Reinsurance recoverable, net of allowance for credit losses of $18 at December 31, 2025 17,545 16,843 15,777 14,746 13,369 Goodwill 2,180 2,180 2,179 2,179 2,179 Prepaid expenses and other assets (certain assets held at fair value of $24 at December 31, 2025) 1,052 1,042 967 904 950 Other intangible assets, net 6,275 6,097 5,943 5,721 5,572 Market risk benefits asset 285 242 213 187 189 Income taxes receivable 83 67 6 — — Deferred tax asset, net 82 112 258 268 299 Total assets $ 98,430 $ 96,137 $ 91,816 $ 88,007 $ 84,931 Liabilities and Equity Contractholder funds $ 62,726 $ 61,798 $ 59,813 $ 57,823 $ 56,404 Future policy benefits 10,755 10,055 9,463 9,065 8,749 Market risk benefits liability 903 830 711 635 549 Accounts payable and accrued liabilities 2,701 2,696 2,568 2,314 2,219 Income taxes payable — — — 9 5 Notes payable 2,237 2,236 2,235 2,234 2,171 Funds withheld for reinsurance liabilities 14,191 13,582 12,469 11,442 10,758 Total liabilities $ 93,513 $ 91,197 $ 87,259 $ 83,522 $ 80,855 Equity Preferred stock $0.001 par value; authorized 25,000,000 shares as of December 31, 2025; outstanding and issued shares of 5,000,000 — — — — — Common stock $0.001 par value; authorized 500,000,000 shares as of December 31, 2025; outstanding and issued shares of 135,610,292 and 137,056,106, respectively — — — — — Additional paid-in-capital 3,764 3,755 3,747 3,741 3,464 Retained earnings 2,568 2,478 2,394 2,389 2,440 Accumulated other comprehensive income (loss) ("AOCI") (1,488) (1,376) (1,670) (1,734) (1,923) Treasury stock, at cost (1,445,814 shares as of December 31, 2025) (40) (33) (33) (33) (30) Total F&G Annuities & Life, Inc. shareholders' equity $ 4,804 $ 4,824 $ 4,438 $ 4,363 $ 3,951 Non-controlling interests 113 116 119 122 125 Total equity $ 4,917 $ 4,940 $ 4,557 $ 4,485 $ 4,076 Total liabilities and equity $ 98,430 $ 96,137 $ — $ 91,816 $ 88,007 $ 84,931 F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 9

Capitalization ¹ Three months ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Notes payable $ 2,237 $ 2,236 $ 2,235 $ 2,234 $ 2,171 Net issuance costs (premium) 33 34 35 36 24 Notes payable (aggregate principal amount) (A) $ 2,270 $ 2,270 $ 2,270 $ 2,270 $ 2,195 Total equity 4,917 4,940 4,557 4,485 4,076 Less: AOCI (1,488) (1,376) (1,670) (1,734) (1,923) Total equity, excluding AOCI $ 6,405 $ 6,316 $ 6,227 $ 6,219 $ 5,999 Total Capitalization, excluding AOCI (B) $ 8,675 $ 8,586 $ 8,497 $ 8,489 $ 8,194 Debt-to-Capitalization, excluding AOCI (A/B) 26.2% 26.4% 26.7% 26.7% 26.8 % Return on Equity Attributable to Common Shareholders ¹ Twelve months ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 Net earnings (loss) attributable to common shareholders - rolling four quarters (C) $ 248 $ 447 $ 323 $ 486 $ 622 Adjusted net earnings attributable to common shareholders - rolling four quarters (D) 482 502 493 529 546 Average F&G equity attributable to common shareholders - 5 point average (E) 4,226 4,134 3,901 3,722 3,520 Less: Average AOCI - 5 point average (1,638) (1,587) (1,702) (1,745) (1,796) Average F&G equity attributable to common shareholders, excluding AOCI - 5 point average (F) $ 5,864 $ 5,721 $ 5,603 $ 5,467 $ 5,316 Return on average common shareholder equity (C/E) 5.9% 10.8% 8.3% 13.1% 17.7 % Adjusted return on average common shareholder equity, excluding AOCI (D/F) 8.2% 8.8% 8.8% 9.7% 10.3% ¹ Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 10

Summary of Invested Assets by Asset Class December 31, 2025 December 31, 2024 Amortized Cost Fair Value Percent Amortized Cost Fair Value Percent Fixed maturity securities, available for sale United States Government full faith and credit $ 495 $ 493 1% $ 160 $ 158 — % United States Government sponsored entities 194 196 — % 98 95 — % United States municipalities, states and territories 1,562 1,355 2% 1,592 1,346 2 % Foreign Governments 292 261 — % 231 186 — % Corporate securities: Finance, insurance and real estate 9,699 9,309 14% 9,284 8,611 14 % Manufacturing, construction and mining 1,496 1,386 2% 1,299 1,139 2 % Utilities, energy and related sectors 4,098 3,681 5% 3,498 2,971 5 % Wholesale/retail trade 4,124 3,732 5% 3,694 3,210 5 % Services, media and other 5,916 5,142 8% 5,402 4,547 8 % Hybrid securities 625 609 1% 604 581 1 % Non-agency residential mortgage-backed securities 2,646 2,649 4% 2,763 2,693 5 % Commercial mortgage-backed securities ² 5,298 5,155 8% 5,327 5,131 9 % Asset-backed securities ² 7,982 7,842 11% 10,478 10,270 17 % Collateral loan obligations and loan-backed private originations ² 10,865 10,890 16% 5,299 5,379 9 % Total fixed maturity securities, available for sale $ 55,292 $ 52,700 77% $ 49,729 $ 46,317 77 % Equity securities 414 341 1% 468 415 1 % Limited partnerships: Private equity 2,079 2,079 3% 1,830 1,830 3 % Real assets 883 886 1% 444 437 1 % Credit 1,643 1,643 2% 1,021 1,021 2 % Limited partnerships 4,605 4,608 6% 3,295 3,288 6 % Commercial mortgage loans 3,242 3,025 4% 2,705 2,404 4 % Residential mortgage loans 4,649 4,424 6% 3,221 2,916 5 % Other (primarily derivatives, company owned life insurance and unconsolidated owned distribution investments) 2,525 2,859 4% 1,771 1,753 3 % Short term investments 1,043 1,043 2% 2,410 2,410 4 % Total investments ¹ $ 71,770 $ 69,000 100% $ 63,599 $ 59,503 100% ¹ Asset duration of 4.5 years and 4.9 years vs. liability duration of 5.2 years and 5.8 years for the periods ending December 31, 2025 and December 31, 2024, respectively. ² Reflects classifications consistent with the NAIC Bond Project, effective 1/1/2025; for further details on our structured credit portfolio, including CLOs, CMBS and ABS, and private origination portfolio see F&G’s Spring 2025 Investor Presentation F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 11

Credit Quality of Fixed Maturity Securities December 31, 2025 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 32,738 62 % BBB 2 17,524 34 % BB 3 1,660 3 % B 4 464 1 % CCC 5 107 — % CC and lower 6 207 — % Total $ 52,700 100 % Credit Quality of Asset-Backed Securities December 31, 2025 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 5,457 70 % BBB 2 2,018 26 % BB 3 190 2 % B 4 17 — % CCC 5 10 — % CC and lower 6 150 2 % Total $ 7,842 100 % Credit Quality of Collateral Loan Obligations and Loan-Backed Private Originations December 31, 2025 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 7,366 67 % BBB 2 2,466 23 % BB 3 835 8 % B 4 196 2 % CCC 5 — — % CC and lower 6 27 — % Total $ 10,890 100 % F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 12

GAAP Net Reserve Summary Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Indexed annuities $ 31,251 $ 31,073 $ 30,878 $ 30,326 $ 30,141 $ 31,251 $ 30,141 Fixed rate annuities 6,404 6,623 6,661 5,880 6,434 6,404 6,434 Single premium immediate annuity and other 1,521 1,555 1,549 1,562 1,564 1,521 1,564 Indexed universal and other life 3,304 3,203 3,053 2,899 2,813 3,304 2,813 Funding agreements 6,234 6,011 5,284 5,737 5,315 6,234 5,315 Pension risk transfer 8,125 7,375 6,785 6,373 6,066 8,125 6,066 Total product reserves $ 56,839 $ 55,840 $ 54,210 $ 52,777 $ 52,333 $ 56,839 $ 52,333 Annuity Account Balance Rollforward ¹ Three months ended Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Annuity balances at beginning of period: $ 36,174 $ 36,359 $ 35,281 $ 35,553 $ 35,103 $ 35,553 $ 32,967 Net deposits Indexed annuities 1,043 778 1,298 1,070 1,380 4,189 5,828 Fixed rate annuities 112 377 1,075 204 65 1,768 1,275 Total net deposits 1,155 1,155 2,373 1,274 1,445 5,957 7,103 Surrenders, withdrawals, deaths, etc. Indexed annuities (1,121) (1,106) (1,109) (968) (1,151) (4,304) (4,320) Fixed rate annuities (403) (494) (374) (159) (211) (1,430) (1,141) Total surrenders, withdrawals, deaths, etc. (1,524) (1,600) (1,483) (1,127) (1,362) (5,734) (5,461) Net flows (369) (445) 890 147 83 223 1,642 Premium and interest bonuses 34 31 28 26 28 119 98 Fixed interest credited and index credits 327 276 216 253 394 1,072 1,042 Guaranteed product rider fees (57) (47) (56) (51) (55) (211) (196) Ceded inforce reinsurance transactions — — — (647) — (647) — Account balance at end of period $ 36,109 $ 36,174 $ 36,359 $ 35,281 $ 35,553 $ 36,109 $ 35,553 ¹ The rollforward reflects the vested account balance of our indexed annuities and fixed rate annuities, net of reinsurance. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 13

Annuity Liability Characteristics December 31, 2025 Surrender Charge Percentages: Fixed Rate Annuities Account Value Indexed Annuities Account Value No surrender charge $ 379 $ 2,432 0.0% < 2.0% 17 422 2.0% < 4.0% 279 1,921 4.0% < 6.0% 687 3,475 6.0% < 8.0% 1,885 5,554 8.0% < 10.0% 2,858 9,404 10.0% or greater — 6,796 $ 6,105 $ 30,004 December 31, 2025 Credited Rate (Including Bonus Interest) vs. Ultimate Minimum Guaranteed Rate Differential: Fixed Rate Annuities Account Value Indexed Annuities Account Value No differential $ 384 $ 1,165 0.0% - 1.0% 54 869 1.0% - 2.0% 926 644 2.0% - 3.0% 1,009 446 3.0% - 4.0% 538 454 4.0% - 5.0% 2,834 15 5.0% - 6.0% 360 — Allocated to index strategies — 26,411 $ 6,105 $ 30,004 Top 5 Reinsurers December 31, 2025 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable ¹ AM Best S&P Fitch Moody's Aspida ² $ 8,589 A- — — — Somerset Reinsurance Ltd. 5,071 A BBB+ — — Everlake Life Insurance Company 1,868 A — — — Wilton Reassurance Co. 1,032 A+ — A- — Fort Greene Reinsurance SPC Limited 502 — — — — ¹ Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. ² The balance includes Aspida Life Re Ltd. and Aspida Re Cayman Ltd. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 14

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company and Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Senior Unsecured Notes Not Rated BBB- BBB- Baa3 Junior Subordinated Notes Not Rated BB BB Ba1 Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A A- A- A3 Outlook Stable Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A A- A- Not Rated Outlook Stable Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated Not Rated Not Rated A3 Outlook Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 15

Shareholder Information NYSE: FG History of Quarterly Common Stock Price High Low Close 2024 First Quarter $ 47.54 $ 35.99 $ 40.55 Second Quarter 42.76 35.11 38.05 Third Quarter 45.69 37.08 44.72 Fourth Quarter 48.76 40.10 41.44 2025 First Quarter 47.04 34.70 36.05 Second Quarter 36.88 30.17 31.98 Third Quarter 35.50 30.01 31.27 Fourth Quarter 34.93 28.91 30.85 History of Quarterly Cash Dividend to Common Shareholders Ex-Dividend Date Record Date Payable Date Amount per Share 2024 First Quarter 3/14/2024 3/15/2024 3/29/2024 $ 0.21 Second Quarter 6/13/2024 6/14/2024 6/28/2024 $ 0.21 Third Quarter 9/13/2024 9/16/2024 9/30/2024 $ 0.21 Fourth Quarter 12/16/2024 12/17/2024 12/31/2024 $ 0.22 2025 First Quarter 3/14/2025 3/17/2025 3/31/2025 $ 0.22 Second Quarter 6/13/2025 6/16/2025 6/30/2025 $ 0.22 Third Quarter 9/15/2025 9/16/2025 9/30/2025 $ 0.22 Fourth Quarter 12/16/2025 12/17/2025 12/31/2025 $ 0.25 Corporate Headquarters Research Analyst Coverage F&G Annuities & Life, Inc. Alex Scott 801 Grand Avenue, Suite 2600 Barclays Capital, Inc. Des Moines, IA 50309 (212) 526-1561 alex.scott@barclays.com Investor Contact Lisa Foxworthy-Parker John Barnidge SVP, Investor and External Relations Piper Sandler Companies Investor.relations@fglife.com (312) 281-3412 (515) 330-3307 john.barnidge@psc.com Transfer Agent Continental Stock Transfer and Trust Company 1 State Street, 30th Floor New York, NY 10004 Phone: (212) 509-4000 http://www.continentalstock.com F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 16

Non-GAAP Reconciliations ¹ ² Three months ended Year ended Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders ¹ December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Net earnings (loss) attributable to common shareholders $ 124 $ 114 $ 35 $ (25) $ 323 $ 248 $ 622 Non-GAAP adjustments Recognized (gains) and losses, net Net realized and unrealized (gains) losses on fixed maturity available- for-sale securities, equity securities and other invested assets 7 10 12 15 24 44 (76) Change in allowance for expected credit losses 14 (1) 19 22 — 54 32 Change in fair value of reinsurance related embedded derivatives (23) 60 61 41 (153) 139 33 Change in fair value of other derivatives and embedded derivatives 6 (1) (13) (49) 96 (57) 38 Recognized (gains) losses, net 4 68 79 29 (33) 180 27 Market related liability adjustments (22) (37) (16) 103 (233) 28 (214) Purchase price amortization 18 29 18 15 21 80 84 Transaction costs, other and non-recurring items 1 6 8 1 19 16 16 Non-controlling interest (3) (2) (2) (2) (2) (9) (10) Income taxes adjustment 1 (13) (19) (30) 48 (61) 21 Adjusted net earnings attributable to common shareholders ¹ ² $ 123 $ 165 $ 103 $ 91 $ — $ 143 $ 482 $ 546 ¹ Refer to "Non-GAAP Measures Definitions" in the additional information section. ² Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 6. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 17

Non-GAAP Reconciliations (continued) Three months ended Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Reconciliation of interest and investment income to adjusted interest and investment income US GAAP interest and investment income $ 741 $ 748 $ 682 $ 666 $ 707 $ 2,837 $ 2,719 Adjustments Recognized (gains) losses, net 1 (8) (5) 1 (10) (11) (59) Reclass of dividend income to owned distribution margin (3) (3) (5) (2) (5) (13) (17) Total adjustments to arrive at adjusted interest and investment income (2) (11) (10) (1) (15) (24) (76) Adjusted interest and investment income $ 739 $ 737 $ 672 $ 665 $ 692 $ 2,813 $ 2,643 Reconciliation of benefits and expenses to cost of funds US GAAP life insurance premiums and other fees 987 711 608 489 1,149 2,795 2,860 US GAAP recognized gains and (losses), net 11 211 51 (263) (317) 10 84 US GAAP benefits and other changes in policy reserves (1,265) (1,181) (993) (524) (927) (3,963) (3,791) US GAAP market risk benefit gains (losses) (19) (43) 4 (109) 105 (167) 25 US GAAP depreciation and amortization (174) (180) (158) (153) (152) (665) (569) US GAAP line items subtotal $ (460) $ (482) $ (488) $ (560) $ (142) $ (1,990) $ (1,391) Adjustments Recognized (gains) losses, net 2 70 82 33 (24) 187 79 Market related liability adjustments (22) (37) (16) 103 (233) 28 (214) Purchase price amortization 17 24 15 14 16 70 58 Reclass of acquisition expenses from operating expenses (2) — (5) (5) (4) (12) (19) Reclass of fee income to flow reinsurance fee income (15) (14) (14) (13) (13) (56) (41) Total adjustments to arrive at cost of funds (20) 43 62 132 (258) 217 (137) Cost of funds ¹ $ (480) $ (439) $ (426) $ (428) $ (400) $ (1,773) $ (1,528) Composition of flow reinsurance fee income Reclass of fee income from cost of funds 15 14 14 13 13 56 41 Flow reinsurance fee income ¹ $ 15 $ 14 $ 14 $ 13 $ 13 $ 56 $ 41 ¹ Periods prior to March 31, 2025 have been recast to reflect updated definitions for cost of funds and flow reinsurance fee income to better align amortization and reimbursement of acquisition costs. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 18

Non-GAAP Reconciliations (continued) Three months ended Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Reconciliation of owned distribution revenues to owned distribution margin US GAAP owned distribution revenues $ 26 $ 24 $ 23 $ 16 $ 20 $ 89 $ 81 US GAAP non-controlling interest (2) (2) (2) — — (6) (3) US GAAP line items subtotal 24 22 21 16 20 83 78 Adjustments Non-controlling interest (3) (2) (2) (2) (2) (9) (10) Reclass of owned distribution dividend income from interest and investment income 3 3 5 2 5 13 17 Reclass of owned distribution expenses from operating expenses (11) (10) (10) (9) (11) (40) (39) Total adjustments to arrive at owned distribution margin (11) (9) (7) (9) (8) (36) (32) Owned distribution margin $ 13 $ 13 $ 14 $ 7 $ 12 $ 47 $ 46 Reconciliation of operating expenses US GAAP personnel costs $ (70) $ (79) $ (77) $ (67) $ (81) $ (293) $ (296) US GAAP other operating expenses (35) (38) (42) (41) (54) (156) (203) US GAAP line items subtotal (105) (117) (119) (108) (135) (449) (499) Adjustments Recognized (gains) losses, net 1 6 2 (5) 1 4 7 Purchase price amortization 1 5 3 1 5 10 26 Transaction costs, other and non-recurring items 1 6 8 2 19 17 19 Reclass of acquisition expenses to cost of funds 2 — 5 5 4 12 19 Reclass of expenses to owned distribution margin 11 10 10 9 11 40 39 Total adjustments to arrive at operating expenses 16 27 28 12 40 83 110 Operating expenses $ (89) $ (90) $ (91) $ (96) $ (95) $ (366) $ (389) Reconciliation of interest expense US GAAP interest expense $ (41) $ (42) $ (41) $ (40) $ (38) $ (164) $ (132) US GAAP line items subtotal (41) (42) (41) (40) (38) (164) (132) Adjustments Transaction costs, other and non-recurring items — — — (1) — (1) (3) Total adjustments to arrive at interest expense — — — (1) — (1) (3) Interest expense $ (41) $ (42) $ (41) $ (41) $ (38) $ (165) $ (135) F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 19

Non-GAAP Reconciliations (continued) Three months ended Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Reconciliation of income tax (expense) benefit to non-GAAP income tax (expense) benefit US GAAP income tax (expense) benefit $ (31) $ (11) $ (15) $ 5 $ (85) $ (52) $ (136) Adjustments Income taxes on non-GAAP adjustments 1 (13) (19) (30) 48 (61) 21 Total adjustments to arrive at adjusted income tax (expense) benefit 1 (13) (19) (30) 48 (61) 21 Adjusted income tax (expense) benefit $ (30) $ (24) $ (34) $ (25) $ (37) $ (113) $ (115) Year ended December 31, 2025 September 30, 2025 June 30, 2025 March 31, 2025 December 31, 2024 December 31, 2025 December 31, 2024 Reconciliation of total investments to AUM US GAAP total investments $ 69,442 $ 67,365 $ 64,589 $ 60,709 $ 60,109 $ 69,442 $ 60,109 US GAAP cash and cash equivalents 1,486 2,189 1,884 3,293 2,264 1,486 2,264 Less: US GAAP derivative investments 1,148 1,222 931 702 792 1,148 792 US GAAP line items subtotal 69,780 68,332 65,542 63,300 61,581 69,780 61,581 Adjustments Reinsurance assets ceded adjustment (14,260) (13,531) (12,325) (11,578) (10,836) (14,260) (10,836) Unrealized (gains)/losses and allowances adjustment 2,579 2,384 2,960 3,113 3,412 2,579 3,412 Owned distribution investments adjustment (306) (302) (303) (297) (300) (306) (300) Reclass from prepaid expenses and other assets ¹ 812 830 759 706 742 812 742 Reclass from accounts payable and accrued liabilities ² (1,031) (1,066) (1,068) (698) (782) (1,031) (782) Total adjustments to arrive at AUM (12,206) (11,685) (9,977) (8,754) (7,764) (12,206) (7,764) AUM 57,574 56,647 55,565 54,546 53,817 57,574 53,817 Flow reinsurance 15,516 14,783 13,596 12,852 11,457 15,516 11,457 AUM before flow reinsurance $ 73,090 $ 71,430 $ 69,161 $ 67,398 $ 65,274 $ 73,090 $ 65,274 Reconciliation of total F&G Annuities & Life, Inc. shareholders' equity to total F&G equity attributable to common shareholders, excluding AOCI Total F&G Annuities & Life, Inc. shareholders' equity $ 4,804 $ 4,824 $ 4,438 $ 4,363 $ 3,951 $ 4,804 $ 3,951 Less: Preferred stock 250 250 250 250 250 250 250 Total F&G equity attributable to common shareholders 4,554 4,574 4,188 4,113 3,701 4,554 3,701 Less: AOCI (1,488) (1,376) (1,670) (1,734) (1,923) (1,488) (1,923) Total F&G equity attributable to common shareholders, excluding AOCI $ 6,042 $ 5,950 $ 5,858 $ 5,847 $ 5,624 $ 6,042 $ 5,624 ¹ Includes accrued investment income, receivable for sale of investments and low income housing tax credit assets ² Includes derivative collateral and payable for purchase of investments F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 20

Non-GAAP Measures Definitions Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings attributable to common shareholders Adjusted net earnings attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings attributable to common shareholders is calculated by adjusting net earnings (loss) attributable to common shareholders to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset and the change in fair value of liabilities recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other and “non-recurring,” “infrequent” or “unusual items”: Other adjustments include removing any charges associated with U.S. guaranty fund assessments as these charges neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, but result from external situations not controlled by the Company. Further, Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Non-controlling interest on non-GAAP adjustments: the portion of the non-GAAP adjustments attributable to the equity interest of entities that F&G does not wholly own; and (vii) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 21

Non-GAAP Measures Definitions (continued) Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which our preferred stocks are calculated to be dilutive to either net earnings attributable to common shareholders or adjusted net earnings attributable to common shareholders, but not both, or there is a net earnings loss attributable to common shareholders on a GAAP basis, but positive adjusted net earnings attributable to common shareholders using the non-GAAP measure. The above exceptions are made to include relevant diluted shares when dilution occurs and exclude relevant diluted shares when dilution does not occur for adjusted net earnings attributable to common shareholders. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings attributable to common shareholders per Diluted Share Adjusted net earnings attributable to common shareholders per diluted share is calculated as adjusted net earnings plus preferred stock dividend (if the preferred stock has created dilution). This sum is then divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets attributable to Common Shareholders Adjusted return on assets attributable to common shareholders is calculated by dividing year-to-date annualized adjusted net earnings attributable to common shareholders by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, flow reinsurance fee income, owned distribution margin and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Return on Average Common Shareholder Equity, excluding AOCI Adjusted return on average common shareholder equity is calculated by dividing the rolling four quarters adjusted net earnings attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings. Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance assets ceded in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates, owned distribution and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of AUM plus flow reinsured assets, including certain block reinsured assets that have the characteristics of flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 22

Non-GAAP Measures Definitions (continued) Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. Book Value per Common Share, excluding AOCI Book value per Common share, excluding AOCI is calculated as total F&G equity attributable to common shareholders divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average F&G common shareholder Equity, excluding AOCI Return on average F&G common shareholder equity, excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss) attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average F&G equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization, excluding AOCI Total capitalization, excluding AOCI is based on total equity excluding the effect of AOCI and the total aggregate principal amount of debt. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Debt-to-Capitalization Ratio, excluding AOCI Debt-to-capitalization ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity, excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity, excluding AOCI Total equity, excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Total F&G Equity attributable to common shareholders, excluding AOCI Total F&G equity attributable to common shareholder, excluding AOCI is based on total F&G Annuities & Life, Inc. shareholders' equity excluding the effect of AOCI and preferred stocks, including additional paid-in-capital. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Yield on AAUM Yield on AAUM is calculated by dividing annualized GAAP net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - December 31, 2025 23